UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2016 (May 17, 2016)

DELTA TUCKER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Old Meadow Road

McLean, Virginia 22102

(Address of Principal Executive Offices)

(571) 722-0210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture No. 2

On May 23, 2016, DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and, together with DynCorp International and other consolidated subsidiaries of Holdings, the “Company,” “we,” “our” or “us”), entered into Supplemental Indenture No. 2 (the “Supplemental Indenture”) between DynCorp International and Wilmington Trust, National Association, a national banking association (as successor by merger to Wilmington Trust FSB), as trustee (the “Trustee”) to the indenture, dated as of July 7, 2010, as supplemented as of August 17, 2012 (as so supplemented, the “Existing Indenture”), among DynCorp International, the Trustee and the guarantors party thereto, relating to DynCorp International’s 10.375% Senior Notes due July 1, 2017 (the “Existing Notes”).

The Supplemental Indenture amends the Existing Indenture by eliminating substantially all of the restrictive covenants and certain of the default provisions in the Existing Indenture (the “Amendments”).

The Existing Indenture provides that a supplemental indenture of this type may be entered into upon receipt of consents from holders representing at least a majority of the outstanding principal amount of Existing Notes, in each case excluding Existing Notes held by the Company, any guarantor or their affiliates. Prior to the execution of the Supplemental Indenture, we solicited and received the required consents to the Amendments (the “Consent Solicitation”) in connection with the related offer to exchange (the “Exchange Offer”) any and all of our outstanding $455,000,000 principal amount of the Existing Notes for $45,000,000 cash and up to $410,000,000 principal amount of newly issued 11.875% Senior Secured Second Lien Notes due 2020 of DynCorp International.

The Amendments become operative only upon the consummation of the Exchange Offer. The conditions for consummation of the Exchange Offer have not yet been satisfied, and the Exchange Offer will expire at 5:00 p.m., New York City time, on June 10, 2016, unless extended. There can be no assurance that the conditions for consummation of the Exchange Offer will be satisfied before the expiration of the Exchange Offer. If the Exchange Offer is not consummated, the Existing Indenture will remain in effect in its current form and the Amendments will be null and void by their terms.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture.

Item 8.01.	Other Events.

Press Releases

On May 17, 2016, DynCorp International issued a press release announcing (1) the extension of the Early Delivery Time and Withdrawal Deadline (each as defined in the press release) for the Exchange Offer and the Consent Solicitation to 5:00 P.M., New York City time on May 20, 2016 and (2) the results of the Exchange Offer and Consent Solicitation as of 5:00 P.M., New York City time, on May 16, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On May 23, 2016, DynCorp International issued a press release announcing the results of the Exchange Offer and Consent Solicitation as of the Early Delivery Time, as extended to 5:00 P.M., New York City time, on May 20, 2016. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Refiling Amendment No. 5 and Waiver to the Credit Agreement

On May 9, 2016, Holdings filed a copy of Amendment No. 5 and Waiver, dated as of April 30, 2016, to the Credit Agreement, dated as of July 7, 2010, among DynCorp International, Holdings, the other guarantors party thereto, the several banks and other financial institutions or entities from time to time parties thereto and Bank of America, N.A., as administrative agent and collateral agent (“Amendment No. 5”), as Exhibit 10.1 to its Quarterly

Report on Form 10-Q for the three months ending March 25, 2016. Subsequent to filing, the Company realized that, due to errors in the EDGARization process, Amendment No. 5, as filed, contained certain typographical errors and Exhibit A of Amendment No. 5 was inadvertently placed at the beginning of Exhibit 10.1. Amendment No. 5 is being refiled in its entirety as an exhibit hereto to correct these errors.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, including the exhibits, may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act of 1933 and the Securities Exchange Act of 1934. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; our ability to successfully implement the Exchange Offer, the Consent Solicitation and the other related transactions; the ability to refinance, amend or generate sufficient cash to repay our senior secured credit facility, consisting of a term loan and revolver, maturing on July 7, 2016, through the effectiveness of our new senior secured credit facility or otherwise, or to refinance, amend or repay our other indebtedness, including any future indebtedness which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Obama Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the INL Air Wing, CFT and LOGCAP IV contracts; the outcome of recompetes on existing programs, including but not limited to any upcoming recompetes on the INL Air Wing or War Reserve Materiel programs; changes in the demand for services provided by our joint venture partners; changes due to the pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Supplemental Indenture No. 2, dated as of May 23, 2016, to the Existing Indenture.

10.1	Amendment No. 5 and Waiver, dated as of April 30, 2016, to the Credit Agreement, dated as of July 7, 2010, among DynCorp International Inc., Delta Tucker Holdings, Inc., the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties thereto and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press Release issued by DynCorp International Inc. on May 17, 2016.

99.2	Press Release issued by DynCorp International Inc. on May 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA TUCKER HOLDINGS, INC.

Date: May 23, 2016	By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Supplemental Indenture No. 2, dated as of May 23, 2016, to the Existing Indenture.

10.1	Amendment No. 5 and Waiver, dated as of April 30, 2016, to the Credit Agreement, dated as of July 7, 2010, among DynCorp International Inc., Delta Tucker Holdings, Inc., the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties thereto and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press Release issued by DynCorp International Inc. on May 17, 2016.

99.2	Press Release issued by DynCorp International Inc. on May 23, 2016.

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